UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2014

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of	(Commission file number)	(IRS Employer Identification Number)
Incorporation or Organization)

825 Berkshire Blvd., Suite 400
Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 30, 2014, Gaming and Leisure Properties, Inc. issued a press release announcing its financial results for the three months ended March 31, 2014.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Gaming and Leisure Properties, Inc. Earnings Press Release, dated April 30, 2014

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2014	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Brandon J. Moore
	Name:	Brandon J. Moore
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Gaming and Leisure Properties, Inc. Earnings Press Release, dated April 30, 2014